SCHEDULE 14C INFORMATION
     Proxy Statement Pursuant to Section 14(c) of the Securities Act of 1934
                               (Amendment No. 1)


(Mark One)
Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Information Statement
[ ]  Definitive Additional Materials

                              ENHANCE BIOTECH, INC.
                (Name of Registrant as Specified in Its Charter)
                 (Formerly known as BECOR COMMUNICATIONS, INC.)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

     (a)  Title of each class of securities to which transaction applies:

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     (b)  Aggregate number of securities to which transaction applies:

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     (c)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filings fee is calculated and state how it was determined):

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     (d)  Proposed maximum aggregate value of transaction:

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     (e)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Action Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
                               ------------------------------------------
     2) Form, Schedule or Registration Statement No.:
                                                     --------------------
     3) Filing Party:
                     ----------------------------------------------------
     4) Date Filed:
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THE FOLLOWING PARAGRAPH IS PROVIDED FOR EXPLANATION PURPOSES ONLY AND IS NOT AND
SHOULD NOT BE CONSIDERED TO BE PART OF THE PROXY OR INFORMATION MATERIALS FURNISHED BY ENHANCE BIOTECH, INC. (FORMERLY KNOWN AS BECOR COMMUNICATIONS, INC.) (THE "COMPANY").

THIS PRER 14C INFORMATION STATEMENT IS INTENDED TO REVISE AND REPLACE THE PRIOR SOLICITATION/INFORMATION MATERIALS FILED BY THE COMPANY ON FORM PRE 14A, FILED ON FEBRUARY 20, 2003; FORM PRER 14A FILED ON FEBRUARY 21, 2003; AND FORM PRE 14C FILED ON MARCH 7, 2003.

                              ENHANCE BIOTECH, INC.
                 (FORMERLY KNOWN AS BECOR COMMUNICATIONS, INC.)

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER
                              --------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                 YOU ARE NOT BEING REQUESTED TO SEND US A PROXY

                                  INTRODUCTION

         This information statement ("Information Statement") will be mailed on or about April 8, 2003, to the shareholders of record as of February 28, 2003, of Enhance Biotech, Inc. a Delaware corporation (formerly known as Becor Communications, Inc.)(the "Company") in connection with action taken by the Company pursuant to the written consent of a majority of the shareholders of the Company on February 21, 2003 ("Written Consent").

         There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

                 THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS
                    AND NO SHAREHOLDERS' MEETING WILL BE HELD
                     TO CONSIDER ANY MATTER DESCRIBED HEREIN

                              ENHANCE BIOTECH, INC.
                 (Formerly known as BECOR COMMUNICATIONS, INC.)
                          17337 Ventura Blvd., Ste. 224
                            Encino, California 91316

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER

         To the stock holders of ENHANCE BIOTECH, INC. (Formerly known as BECOR COMMUNICATIONS, INC.):


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


         NOTICE IS HEREBY GIVEN that the following action was taken by the Company pursuant to a Written Consent of the Majority Shareholders of Enhance Biotech, Inc. (formerly known as Becor Communications, Inc.). The action taken consists of:

         The amendment of the Company's Certificate of Incorporation to change the name of the Company to "ENHANCE BIOTECH, INC."

         The Certificate of Amendment was filed with the Delaware Secretary of State on March 25, 2003.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock of the Company held of record by such persons and will reimburse such brokers and other custodians for out-of-pocket expenses incurred in forwarding such material. The Board of Directors has established the close of business on February 28, 2003, as the record date (the "Record Date") for the determination of stockholders entitled to notice of the action taken pursuant to the Written Consent.

                                        By Order of the Board of Directors



                                        ------------------------------------
                                        Buddy Young, Chief Executive Officer
Encino, California
April 8, 2003

                               GENERAL INFORMATION
                               -------------------

PRIOR REVIEW

         Although copies of this Information Statement have been filed with an examined by the Securities and Exchange Commission ("Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading. Nor does it mean that the Commission has passed upon the merits of or approved any statement contained in the materials or any matter which was taken by the Written Consent. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.

NO FALSE OR MISLEADING STATEMENTS

         To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.


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ITEM 1 TO SCHEDULE 14C, INFORMATION REQUIRED BY SCHEDULE 14A
----------------------

ITEM 1 TO 14A, DATE, TIME AND PLACE INFORMATION

         (a) The date of the consent to the action reported was February 21, 2003. The mailing address for the Company is 17337 Ventura Boulevard, Suite 224 Encino, CA 91316.

         (b) This information statement ("Information Statement") will be mailed on or about April 8, 2003, to the shareholders of record as of February 28, 2003, of the Company.

         (c) N/A

ITEM 2 TO 14A, REVOCABILITY OF PROXY                 N/A

ITEM 3 TO 14A, DISSENTER'S RIGHT OF APPRAISAL

         There are no appraisal rights regarding any matter to be acted upon.

ITEM 4 TO 14A, PERSONS MAKING SOLICITATION                    N/A

ITEM 5 TO 14A, INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON N/A

ITEM 6 TO 14A, VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the close of business on February 28, 2003 (the "Record Date"), the Company's authorized capitalization consisted of 25,000,000 shares of common stock, par value $.001 per share. As of the record date, there were One Million Six Hundred Twelve Thousand Nine Hundred (1,612,900) shares of common stock of the Company issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each mater submitted to the Shareholder.

         The ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group are entitled to vote 1,270,000 shares of the issued and outstanding common stock, or 78.74% of the shares entitled to vote.

ITEMS 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 & 18, TO 14A             N/A


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ITEM 19, AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         On February 21, 2003, the Company's shareholders adopted a resolution, among others, authorizing the Company's Board of Directors and Officers to amend the Company 's Certificate of Incorporation (or charter) changing the name of the Company from Becor Communications, Inc. to Enhance Biotech, Inc. A Certificate of Amendment to Certificate of Incorporation changing the Company's name to Enhance Biotech, Inc. was filed with the Delaware Secretary of State on March 25, 2003.

ITEM 20, 21 & 22           N/A

ITEM 2 TO SCHEDULE 14C, STATEMENT THAT PROXIES ARE NOT SOLICITED
----------------------

         We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

ITEM 3 TO SCHEDULE 14C,  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS
----------------------
TO BE ACTED UPON

          The following table sets forth information as of February 28, 2003, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 224, Encino, California 91316.

                                                                    PERCENTAGE
NAME AND ADDRESS                   NUMBER OF SHARES                  OWNERSHIP
--------------------------------------------------------------------------------

Buddy and Rebecca Young(1)(2)          1,250,000                        77.55%
Howard Young (3)                          10,000                          *%
Dennis Spiegelman (4)                      5,000                          *%
L. Stephen Albright (5)                    5,000                          *%

All officers and directors
as a group (3 persons)                 1,270,000                       78.74%
* Less than 1%
--------------------------------------------------------------------------------
(1) Held as co-trustees for the Young Family Trust.
(2) Mr. Young is a Director and the Chief Executive Officer of the Company.
(3) Howard Young is an officer and the son of Mr. Buddy Young.
(4) Director
(5) Director and Secretary


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


ITEM 4 TO SCHEDULE 14C, PROPOSALS BY SECURITY HOLDERS
----------------------

         None of the Company's security holders has submitted any proposals to the Company.

ITEM 5 TO SCHEDULE 14C,  DELIVERY OF  DOCUMENTS TO  SECURITY HOLDERS  SHARING AN
----------------------
ADDRESS

         Each security holder will be sent a copy of this Information Statement, even if sharing an address with another security holder.

         The Company's current office is 17337 Ventura Blvd., Ste. 224, Encino, CA 91316. The phone number is (818) 784-0040. Any security holder who wishes to notify the Company of that security holder's desire to continue to receive a separate Information Statement or to receive a single Information Statement at an address shared by multiple security holders may contact the Company at its address and/or phone number with such request.


                                            By Order of the Board of Directors




                                            ------------------------------------
                                            BUDDY YOUNG, Chief Executive Officer

Encino, California
April 8, 2003


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